UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[ ]
Soliciting Material Under Rule §240.14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X]
No fee required.

[ ]
Fee paid previously with preliminary materials.

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Letter to Shareholders
April 20, 2023
To Our Shareholders:
You are cordially invited to attend the 2023 annual meeting of shareholders of TMC the metals company Inc. (the “Company”) to be held in a virtual format on Tuesday, May 30, 2023 at 10:00 a.m. EDT.
This year’s annual meeting will be held virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/metals/2023. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, we will present the audited consolidated financial statements for the fiscal year ended December 31, 2022 and the auditors’ report thereon, we will ask the shareholders to set the number of directors at eight and eight persons will be elected to our board of directors. In addition, we will ask shareholders to appoint Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 20, 2023, we intend to begin sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 annual meeting of shareholders and our annual report to shareholders. The Notice also provides instructions on how to vote by proxy, online or at the meeting, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.
Sincerely,
Gerard Barron
Chairman & Chief Executive Officer

April 20, 2023
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
TIME: 10:00 a.m. EDT
DATE: Tuesday, May 30, 2023
ACCESS: https://www.cstproxy.com/metals/2023
Notice is hereby given that this year’s annual meeting will be held virtually via live webcast on the Internet at the above noted link at 10:00 a.m. EDT on Tuesday, May 30, 2023. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://www.cstproxy.com/metals/2023 at the date and time of the meeting and entering the 12-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3 of TMC the metals company Inc.’s 2023 Proxy Statement.
PURPOSES:
We will present the audited consolidated financial statements for the fiscal year ended December 31, 2022 and the auditors’ report thereon and then act on the following proposals:
1.
To set the number of directors at eight;

2.
To elect eight directors to serve a one-year term expiring in 2024;

3.
To appoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of TMC the metals company Inc. common shares at the close of business on April 3, 2023.
All shareholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
You will be provided instructions and prompted to vote during the meeting. Shareholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://www.cstproxy.com/metals/2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. In addition, we have made available a separate conference line to allow attendees to communicate with each other during the annual meeting. Attendees who wish to utilize this facility may do so by dialing the attendee conference line number shown on the right-hand side of the meeting website under the heading “Attendee conference line.” Please note, however, that the attendee conference line is to allow attendees to communicate with each other during the meeting only and cannot be used to listen to the meeting or for asking questions to the Company.
BY ORDER OF OUR BOARD OF DIRECTORS
Gerard Barron
Chairman & Chief Executive Officer

(i)

TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia V6C 2T5
PROXY STATEMENT FOR THE TMC THE METALS COMPANY INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2023
This proxy statement, along with the accompanying notice of the 2023 annual meeting of shareholders, contains information about the 2023 annual meeting of shareholders of TMC the metals company Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. EDT, on Tuesday, May 30, 2023. You will not be able to physically attend the Annual Meeting.
The Annual Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting by visiting https://www.cstproxy.com/metals/2023 and entering the 12-digit control number included in the Notice of Internet Availability that you receive. For further information about the virtual Annual Meeting, please see the Questions and Answers about the Meeting beginning on page 3.
In this proxy statement, we refer to TMC the metals company Inc. as “TMC,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
On or about April 20, 2023, we intend to begin sending to our shareholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our Annual Meeting of shareholders and our annual report to shareholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 30, 2023
This proxy statement, the Notice of Annual Meeting of Shareholders, our form of proxy card and our 2023 annual report to shareholders are available for viewing, printing and downloading at https://www.cstproxy.com/metals/2023. To view these materials please have your 12-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “Investors — Stock — SEC Filings” section of our website at https://metals.co. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 595 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T5. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company soliciting my proxy?
Our board of directors is soliciting your proxy to vote at the Annual Meeting to be held virtually on Tuesday, May 30, 2023, at 10:00 a.m. EDT and any adjournments or postponements of the meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned our common shares on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice (the “Notice”), and, if applicable, proxy materials to shareholders on or about April 20, 2023.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our shareholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why are you holding a virtual Annual Meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. EDT. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
To be admitted to the virtual Annual Meeting, you will need to log-in at https://www.cstproxy.com/metals/2023 using the 12-digit control number found on the proxy card or voting instruction card previously mailed or made available to shareholders entitled to vote at the Annual Meeting.
Will I be able to ask questions and have these questions answered during the virtual Annual Meeting?
Shareholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://www.cstproxy.com/metals/2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be answered directly with the shareholder as soon as practical after the Annual Meeting. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available on the virtual meeting platform available at the web address above.
In addition, we have made available a separate conference line to allow attendees to communicate with each other during the Annual Meeting. Attendees who wish to utilize this facility may do so by dialing the attendee conference line number shown on the right-hand side of the meeting webpage under the heading “Attendee conference line”. Please note, however, that the attendee conference line is to allow attendees to communicate with each other during the meeting only and cannot be used to listen to the meeting or for asking questions to the Company.
What happens if there are technical difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call (917) 262-2373.
Who may vote?
Only shareholders of record at the close of business on April 3, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On this Record Date, there were 280,618,285 common shares outstanding and entitled to vote. Our common shares are our only class of voting stock.
If on the Record Date your common shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record.
If on the Record Date you did not hold your shares in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.
How many votes do I have?
Holders of common shares are entitled to one vote per share.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, as well as for Proposal No. 3, and whether your shares should be voted for, against or abstain with respect to Proposal No. 1. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:
•
By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet.

•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•
At the meeting. If you attend the virtual Annual Meeting, you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 29, 2023.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in virtually at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
How does our board of directors recommend that I vote on the proposals?
Our board of directors recommends that you vote as follows:
•
“FOR” the approval of setting the number of directors at eight;

•
“FOR” the election of the nominees for director;

•
“FOR” the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by Internet as instructed above;

•
by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•
by attending the Annual Meeting virtually and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.
Can I appoint some other person to be my proxyholder?
Every holder of common shares has the right to appoint some other person or company of their choice, who need not be a security holder, to attend and act on their behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than Gerard Barron and Craig Shesky or their substitute, please deliver a proxy in the form contemplated in the Articles of the Company (“Articles”), a copy of which is available 595 Howe St, 10th Floor, Vancouver, British Columbia, V6C 2T5 or at on the website of the SEC — www.sec.gov, naming your chosen proxyholder and deposit such proxy at the registered and records office of the Company at 595 Howe St, 10th Floor, Vancouver, British Columbia, V6C 2T5.
What if I receive more than one Notice or proxy card?
You may receive more than one Notice or proxy card if you hold our common shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the appointment of our independent registered public accounting firm (Proposal No. 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What vote is required to approve each proposal and how are votes counted?
Proposal No. 1: Set Number of Directors at Eight
The affirmative vote of a majority of the shares cast for this proposal is required to set the number of directors at eight. Abstentions, if any, will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 3: Appoint the Independent Registered Public Accounting Firm
The “plurality” of the votes cast for this proposal is required to appoint our independent registered public accounting firm. You may vote FOR the appointment of Ernst & Young LLP or WITHHOLD your vote. Votes that are withheld will not be included in the vote tally for this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting and view the live audio webcast by visiting https://www.cstproxy.com/metals/2023. The Annual Meeting will be held at 10:00 a.m. EDT on Tuesday, May 30, 2023. To attend the virtual Annual Meeting, go to https://www.cstproxy.com/metals/2023 shortly before the meeting time, enter your name, email address and control number to enter the meeting portal. If you miss the Annual Meeting, you can view a replay of the Webcast at https://www.cstproxy.com/metals/2023 until June 30, 2023. You need not attend the Annual Meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple of the Company’s shareholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write to our corporate secretary at: 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5. If you want to receive your own set of our proxy materials in the future or, if you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Shareholder Communications
Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you vote over the Internet; or

•
going to https://www.cstproxy.com/metals/2023 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common shares as of January 31, 2023 by:
•
each person known to the Company to be the beneficial owner of more than 5% of outstanding common shares;

•
each of the Company’s named executive officers and directors; and

•
all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common shares issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of common shares is based on 266,812,131 common shares issued and outstanding as of January 31, 2023.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o TMC the metals company Inc., 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T5.
Name and Address of Beneficial Owner	Number of Common Shares(1)	Percentage of Shares Beneficially Owned (%)
Directors and Executive Officers:
Gerard Barron(2)	19,109,093	7.1%
Anthony O’Sullivan(3)	1,364,949	*
Craig Shesky(4)	770,498	*
Christian Madsbjerg(5)	593,186	*
Andrew C. Greig(6)	4,812,743	1.8%
Andrew Hall(7)	30,677	*
Sheila Khama(8)	2,677	*
Andrei Karkar(9)	54,015,982	20.2%
Amelia Kinahoi Siamomua(10)	2,677	*
Kathleen McAllister(11)	21,505	*
All Directors and Executive Officers of the Company as a Group (12 Individuals)(12)	83,981,868	31.3%
Five Percent Holders:
ERAS Capital(13)	53,370,692	19.9%
Maersk Supply Service A/S(14)	17,189,636	6.4%
Allseas Group S.A.(15)	34,280,268	12.3%

*
Indicates beneficial ownership of less than 1%.

(1)
Excludes Special Shares.

(2)
Consists of (i) 14,941,655 common shares, (ii) 4,078,044 common shares underlying options that are exercisable within 60 days of January 31, 2023, and (iii) 89,394 common shares underlying warrants held by Mr. Barron. Does not include 2,275,334 common shares underlying options that are not exercisable and 520,833 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Barron.

(3)
Consists of (i) 575,110 common shares held by The O’Sullivan Family Trust No. 1 and 104,167 common shares held by Mr. O’Sullivan, (ii) 685,672 common shares underlying options that are exercisable within 60 days of January 31, 2023 held by Mr. O’Sullivan. Does not include 1,011,259 common shares underlying options that are not exercisable and 208,333 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by O’Sullivan. Anthony O’Sullivan is the sole director of JOZEM Pty Ltd. which is the trustee of The O’Sullivan Family Trust No. 1.

(4)
Consists of (i) 500,331 common shares and (ii) 270,167 common shares underlying options that are exercisable within 60 days of January 31, 2023 held by Mr. Shesky. Does not include 387,898 common shares underlying options that are not exercisable and 156,250 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Shesky.

(5)
Consists of (i) 2,677 common shares held by Mr. Madsbjerg and (ii) 590,509 common shares underlying options that are exercisable within 60 days of January 31, 2023 held by Mr. Madsbjerg. Does not include 126,407 common shares underlying options that are not exercisable and 73,382 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Madsbjerg.

(6)
Consists of (i) 4,095,827 common shares held by Mr. Greig and (ii) 716,916 common shares underlying options that are exercisable within 60 days of January 31, 2023 held by Mr. Greig. Does not include 95,238 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Greig.

(7)
Consists of 30,677 common shares held by Mr. Hall. Does not include 73,382 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Hall.

(8)
Consists of 2,677 common shares held by Ms. Khama. Does not include 73,382 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Ms. Khama.

(9)
Consists of (i) 2,677 common shares held by Mr. Karkar, (ii) 642,613 common shares underlying options that are exercisable within 60 days of January 31, 2023 held by Mr. Karkar, (iii) 51,955,976 common shares held by ERAS Capital LLC (“ERAS”), and (iv) 1,414,716 common shares underlying warrants held by ERAS. Does not include 126,407 common shares underlying options that are not exercisable and 73,382 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Mr. Karkar. Mr. Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(10)
Consists of 2,677 common shares held by Ms. Siamomua. Does not include 73,382 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Ms. Siamomua.

(11)
Consists of 21,505 common shares underlying restricted share units that vest within 60 days of January 31, 2023 held by Ms. McAllister. Does not include 111,038 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held by Ms. McAllister.

(12)
See footnotes 2 through 11. Includes (i) 572,191 common shares held in the aggregate by executive officers (and their children) other than the NEOs and (ii) 2,685,690 common shares underlying options that are exercisable within 60 days of January 31, 2023 held in the aggregate by executive officers other than the NEOs. Does not include 1,516,889 common shares underlying options that are not exercisable and 260,417 common shares underlying restricted share units that do not vest within 60 days of January 31, 2023 held in the aggregate by executive officers other than the NEOs.

(13)
The address of ERAS is 323 Marina Boulevard, San Francisco, California 94123. Consists of (i) 51,955,976 common shares and (ii) 1,414,716 common shares issuable upon exercise of warrants owned by ERAS. Andrei Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(14)
The address of Maersk Supply Service A/S is Esplanaden 50 Copenhagen K, DK-1098 Denmark. Maersk Supply Service A/S is a subsidiary of AP Moller-Maersk A/S.

(15)
The address of Allseas Group S.A. is 18 Route de Pra de Plan, Case Postale, 411 1618 Chatel-Saint-Denis, Switzerland. Includes (i) 22,701,648 common shares owned by Allseas Group S.A. and (ii) 11,578,620 common shares issuable upon the exercise of a warrant owned by Allseas Group S.A. Excludes (i) 1,000,000 common shares held by Argentum Cedit Virtuti GCV, which has an ownership interest in Allseas Group S.A., to which Allseas Group, S.A. does not have voting or investment power with respect thereto and (ii) 10,850,000 common shares the Company intended to issue to Allseas Group S.A. under the PMTA, which were issued to Allseas Group S.A. on February 13, 2023.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
On March 22, 2023, our board of directors accepted the recommendation of the nominating and corporate governance committee and voted to nominate eight directors for election at the Annual Meeting for a term of one year to serve until the 2024 annual meeting of shareholders, and until their respective successors have been elected and qualified.
The number of directors for the Company is set by ordinary resolution of the shareholders of the Company. Management of the Company is seeking shareholder approval of an ordinary resolution determining the number of directors of the Company at eight (8) for the ensuing year.
Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of April 20, 2023. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Directors:
Gerard Barron	56	Chief Executive Officer and Chairman of the board of directors
Andrew Hall	59	Director
Andrew Greig	66	Director
Andrei Karkar	45	Director
Sheila Khama	65	Director
Christian Madsbjerg	48	Director
Kathleen McAllister	58	Director
Amelia Kinahoi Siamomua	62	Director
Directors
Gerard Barron has served as our Chief Executive Officer and Chairman of the board of directors since the closing of the business combination (the “Business Combination”) on September 9, 2021 by and among Sustainable Opportunities Acquisition Corp. (“SOAC”), 1291924 B.C. Unlimited Liability Company and DeepGreen Metals Inc. (“DeepGreen”). Mr. Barron became involved in the early strategic development and financing of DeepGreen during its formation in 2011 and stepped into the role of DeepGreen’s Chairman and Chief Executive Officer in 2018. From July 2013 until becoming Chairman and Chief Executive Officer in 2017, Mr. Barron served as a strategic advisor to the DeepGreen Board and its shareholders. Mr. Barron is a seasoned entrepreneur with a track record of building global companies in battery technology, media and future-oriented resource development both as a chief executive officer and strategic investor. In 2001, Mr. Barron founded Adstream, a global advertising technology and services provider, and served as the company’s Chief Executive Officer until December 2013. During that time, Adstream grew from a single office in Sydney to over 40 offices in 30 countries around the world and over $100 million in global revenue per year. Mr. Barron has also been a first money investor in industry-leading companies including Nautilus and Sirtex Medical. Mr. Barron’s qualifications to serve as Chief Executive Officer and on the board of directors include his extensive leadership and investment experience in the technology and resource development industries.
Andrew Hall has served on our board of directors since the closing of the Business Combination in September 2021. Mr. Hall is an internationally experienced executive and non-executive in the renewable energy technologies and services sector. Since July 2018, Mr. Hall has served as Managing Director of Saxjo Limited, a renewable energy consultancy company. Previously, Mr. Hall was Group Chief Financial Officer at Siemens Gamesa Renewable Energy SA, one of the largest companies in the wind and renewables industry, from April 2017 to November 2017. From October 2015 to March 2017, Mr. Hall served as Group Chief Financial Officer and Executive Director at Siemens Wind Power GmbH & Co KG, a wind turbine original equipment manufacturer. Prior to that, Mr. Hall held a number of senior positions in other divisions of Siemens AG, including Chief Financial Officer and Board Member at Siemens Holdings plc & Cluster North West Europe in London from 2012 to 2015 and Chief Financial Officer and Board Member at Siemens Ltd & Cluster Africa in Johannesburg from 2008 to 2012. Mr. Hall currently serves on the board of a portfolio of venture capital, private equity and family office-backed companies in the renewable energy sector. Since September 2019, Mr. Hall has been Executive Chair of Windlogix Limited, a company providing wind turbine erection services. Since October 2018, Mr. Hall has been a non-executive director of Time to Act Limited, which specializes in metal coatings for the gas turbine and hydrogen industries. Additionally, Mr. Hall has served as Chair of New Motion Labs Limited, which licenses technology for the manufacture of mechanical drives, since June 2019, and as Senior Independent Director of Hero Future Energies Global Limited, a global renewable energy developer, since February 2019. Mr. Hall is an Investor Director at Arctic Green Energy Corporation, Singapore since 2022. Arctic Green Energy is a leading global geothermal energy company. Previously, Mr. Hall served as a board member of A2Sea AS from 2015 to 2017, Voith Hydro GmbH & Co KG from 2015 to 2017 and Mimica Labs from 2014 to 2017. Mr. Hall earned a M.Sc. & B.Sc. from the University of Cape Town and an M.B.A. from the London Business School. Mr. Hall’s qualifications to serve on the board of directors include his extensive international experience leading large, capital-intensive businesses in the renewable energy sector.
Andrew C. Greig has served on the board of directors since October 3, 2022, and is currently the board’s Lead Independent Director. Mr. Greig is the founder of ACAC Innovation Pty Ltd and its Senior Director and previously worked for Bechtel Group, Inc. (“Bechtel”) for 34 years, leading its global mining business for 13 years. In addition, Mr. Greig was managing director for its Australian operations and was group Human Resources Manager in his last assignment. Mr. Greig was also Senior Vice President and Director of Bechtel. From 2001 to 2006, Mr. Greig served as President of Bechtel’s Mining & Metals global business unit, prior to becoming Project Director for the Brass LNG Project in Nigeria. As President of Mining & Metals, Mr. Greig was responsible for strategy, planning, execution and project delivery for the global business unit which peaked at 55,000 personnel across 14 countries and over $5 billion in annual revenue. Mr. Greig was elected as Principal Vice President in 1997 and as Senior Vice President in 2001. He was a member of Bechtel Group’s Board of Directors from 2011 until leaving Bechtel. Mr. Greig’s qualifications to be on the board include his long career in project development, overseeing major capital projects, his role leading the global HR team at Bechtel and his long tenure on Bechtel’s Board of Directors.
Andrei Karkar has served on our board of directors since the closing of the Business Combination in September 2021 and served as a director of DeepGreen since March 2019. Mr. Karkar currently serves as the chairperson of the compensation committee. Since 2006, Mr. Karkar has served as Chief Executive Officer of ERAS Holdings, The Karkar Family Office, with its origins in Karkar Electronics founded in 1959 by Edward Karkar. ERAS Holdings engages in a broad range of investment activities and invests in a wide variety of asset classes. Since July 2019, Mr. Karkar has served as a member of the board of directors of CognitionX, a private company based in the United Kingdom, and is a board member of Shepherd OÜ based in Estonia Mr. Karkar received a B.A. from Georgetown University. Mr. Karkar’s qualifications to serve on the board of directors include his experience as an advisor and investor in public and private companies.
Sheila Khama has served on our board of directors since the closing of the Business Combination in September 2021. Ms. Khama is a consultant, policy advisor and former mining industry executive with expertise in corporate governance and sustainable development of minerals, oil and gas resources. Ms. Khama currently serves as the chairperson of the sustainability and innovation committee. Since April 2019, Ms. Khama has been an independent consultant on oil and gas governance and policy reforms for SK Consulting Pty, Ltd. From November 2016 to March 2019, Ms. Khama served as Practice Manager and Coordinator of Donor Relations and Partnerships at The World Bank, where she led an international team of mineral, oil and gas specialists in implementing support programs ranging from policy reforms, technical assistance, research and knowledge dissemination for various countries. From November 2013 to November 2016, Ms. Khama served as Director African Natural Resources Center at the African

Development Bank in Tunisia, where she led a support program for African governments to improve development outcomes from renewable and non-renewable resources. From 2010 to 2013, Ms. Khama served as Director of the Extractives Advisory Program at the African Center for Economic Transformation, a pan-African think tank based in Ghana. Ms. Khama also previously held a number of senior roles in the private sector, including Chief Executive Officer of De Beers Botswana from 2005 to 2010, Head of Marketing and Communication at the First National Bank of Botswana Ltd from 2002 to 2005, and Group Secretary of the Anglo-American Corporation Botswana from 1994 to 2002. Ms. Khama also currently serves as a Non-Executive Director for Tullow Oil plc, a position she has held since June 2019. Ms. Khama received an M.B.A. in General Management from Edinburgh University and a B.A. from the University of Botswana. Ms. Khama’s qualifications to serve on the board of directors include her extensive experience as a corporate strategist and her deep understanding of regulatory frameworks in the minerals, oil and gas industry.
Christian Madsbjerg has served on our board of directors since the closing of the Business Combination in September 2021. Mr. Madsbjerg currently serves as the chairperson of the nominating and corporate governance committee. Since 2019, Mr. Madsbjerg has served on the board of directors of Fritz Hansen A/S Copenhagen. Since August 2018, Mr. Madsbjerg has served as Professor of Applied Humanities at The New School for Social Research. Since January 2009, Mr. Madsbjerg has served as a director and senior partner of the consulting firm, ReD Associates, which he co-founded in August 2007. Mr. Madsbjerg is also a writer whose work has been featured in publications such as The Wall Street Journal, Financial Times, The Washington Post, Der Spiegel, and Bloomberg Businessweek. His latest book, Sensemaking: The Power of the Humanities in the Age of the Algorithm, was published in the spring of 2017 by Hachette Book Group. His book The Moment of Clarity, co-written with ReD partner Mikkel B. Rasmussen, was published by Harvard Business Press in the fall of 2014. He studied philosophy and political science in Copenhagen and London and has a Masters from the University of London. Mr. Madsbjerg’s qualifications to serve on the board of directors include his expertise in advising senior executives, including the practical application of the human sciences in business.
Kathleen McAllister has served on the board of directors since February 9, 2022, and currently serves as the chairperson of the audit committee. Ms. McAllister is a Certified Professional Accountant (CPA) and former President and CEO and CFO of Transocean Partners LLC. Ms. McAllister brings a broad strategic perspective to the complex challenges of operating cyclical businesses and raising capital and corporate governance in the global marketplace. She currently serves as an independent director for Black Hills Corporation, SilverBow Resources and Hoegh LNG Partners LP. She serves on the Audit Committees of Black Hills Corporation and SilverBow Resources, and Hoegh LNG Partners and the Hoegh LNG Conflicts Committee. Previously, Ms. McAllister served on the board of Maersk Drilling and chaired the Audit and Risk Committee. As a former CEO, CFO and treasurer of publicly traded companies, Ms. McAllister’s broad business perspective, financial acumen and experience in capital raising and capital allocation contributes to the Board’s oversight of strategy and risk. Her experience serving as a corporate director and audit and risk committee chair on other public companies provides a valuable perspective on the Board’s role in management oversight and corporate governance.
Amelia Kinahoi Siamomua has served on our board of directors since the closing of the Business Combination in September 2021. Ms. Siamomua has over 35 years of experience as a development economist and an international civil servant with a strong focus on gender equality and sustainability issues. Since March 2021, Ms. Siamomua has been an independent consultant on gender and social inclusion for the Government of Nauru. From June 2015 until February 2021, Ms. Siamomua served as Head of Gender, Economic, Youth & Sustainable Development Directorate of the Commonwealth Secretariat based in London, United Kingdom, where she represented the Secretary General at the United Nations (“UN”) High-level Group on Women’s Access to Justice and the UN Commission on the Status of Women. Between 2012 and 2014, Ms. Siamomua held a position as Inter-Regional Advisor (Small Island Developing States) within the Division for Sustainable Development at the UN Department of Economic and Social Affairs, where she analyzed best practices on sustainable development and provided policy advice to governments and relevant stakeholders in developing countries. Prior to that, Ms. Siamomua served as senior advisor in Papua New Guinea from 2010-2012 and as project coordinator in Fiji from 2008-2009 as part of the UN Development Programme. Ms. Siamomua has earned a B.A. in Economics and Politics and an M.B.A. from the University of the South Pacific. Ms. Siamomua’s qualifications to serve on the board of directors include her sustainable development expertise and her extensive knowledge of economic and social policies of developing countries.
There are no family relationships, as such term is defined in Item 401(d) of Regulation S-K, between or among any of our directors or executive officers.
Director Diversity
Board Diversity Matrix (As of April 20, 2023)
Total Number of Directors: Eight
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	3	5	0	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	1	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0
Our Board Diversity Matrix as of April 20, 2023 is included under “Management and Corporate Governance — Director Diversity” in our definitive proxy statement for our 2022 annual and special meeting of shareholders that we filed with the SEC on April 20, 2023, which is available on the website of the SEC at www.sec.gov.
Independence of the Board of Directors
Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the board of directors has determined that Andrew Hall, Andrew Greig, Sheila Khama, Christian Madsbjerg, Amelia Kinahoi Siamomua, Andrei Karkar and Kathleen McAllister, representing seven (7) of the Company’s eight (8) directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. Andrew Greig serves as the Lead Independent Director of the board of directors.
Committees of our Board of Directors and Meetings
Meeting Attendance
During the fiscal year ended December 31, 2022, there were nine meetings of our board of directors, and the various committees of our board of directors met a total of twenty-one times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2022. Each member of our board of directors is strongly encouraged but is not required to attend each annual meeting of our shareholders. All directors attended our annual meeting of shareholders held in 2022.

Audit Committee
Our audit committee met nine times during fiscal 2022. Our audit committee consists of Kathleen McAllister, who serves as the chairperson, Andrew Hall and Sheila Khama. Each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended.
The board of directors has determined that each of Ms. McAllister and Mr. Hall qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on the Company’s website at www.metals.co under Investors — Governance — Committee Charters.
Compensation Committee
Our compensation committee met four times during fiscal 2022. Our compensation committee consists of Andrei Karkar, who serves as the chairperson, Sheila Khama and Andrew Greig. All members of the compensation committee qualify as independent under the definition promulgated by Nasdaq.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of its executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.
The board of directors has adopted a written charter for the compensation committee, which is available on the Company’s website at www.metals.co under Investors — Governance — Committee Charters.
The compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
•
The compensation committee’s independent compensation consultant during fiscal year 2022 was Frederic W. Cook & Co. (“FW Cook”). FW Cook is engaged by, and reports directly to, the compensation committee, which has the sole authority to hire or fire FW Cook and to approve fee arrangements for work performed. FW Cook assists the compensation committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The compensation committee has authorized FW Cook to interact with management on behalf of the compensation committee, as needed in connection with advising the compensation committee, and FW Cook is included in discussions with management and, when applicable, the compensation committee’s outside legal counsel on matters being brought to the compensation committee for consideration.

•
It is the compensation committee’s policy that the chair of the compensation committee or the full compensation committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2022, FW Cook only did work for the compensation committee. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that FW Cook’s work for the compensation committee does not raise any conflict of interest.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met four times during fiscal 2022. Our nominating and corporate governance committee consists of Christian Madsbjerg, who serves as the chairperson, Sheila Khama and Andrei Karkar. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with the criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for re-election and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of shareholders, (3) identifying members of the board of directors qualified to fill vacancies on any committee of the board of directors and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to the Company, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors have adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s website at www.metals.co under Investors  — Governance — Committee Charters.
Generally, our nominating and corporate governance committee considers candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our nominating and corporate governance committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our shareholders. The nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a shareholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in the Articles and in “Shareholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by shareholders will be considered in accordance with our nominating and corporate governance committee’s written charter. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending shareholder and the beneficial owner, if any, on whose behalf the nomination is made:
•
all information relating to such person that would be required to be disclosed in a proxy statement;

•
certain biographical and share ownership information about the shareholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•
a description of certain arrangements and understandings between the proposing shareholder and any beneficial owner and any other person in connection with such shareholder nomination; and

•
a statement whether or not either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:
•
certain biographical information concerning the proposed nominee;

•
all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•
certain information about any other security holder of the Company who supports the proposed nominee;

•
a description of all relationships between the proposed nominee and the recommending shareholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•
additional disclosures relating to shareholder nominees for directors, including completed questionnaires and disclosures required by our Articles.

Sustainability and Innovation Committee
Our sustainability and innovation committee met four times during fiscal 2022. Our sustainability and innovation committee consists of Sheila Khama, who serves as the chairperson, Christian Madsbjerg and Amelia Kinahoi Siamomua.
The purpose of the sustainability and innovation committee is to assist the board of directors in discharging its responsibilities relating to oversight of our policies, programs, performance and related risks and opportunities that concern key sustainability and innovation matters, including issues of significance to us and our stakeholders that may affect its business, strategy, operations, performance, or reputation.
The board of directors have adopted a written charter for the sustainability and innovation committee, which is available on the Company’s website at www.metals.co under Investors  — Governance — Committee Charters.
Board Leadership Structure
The positions of chairman of the board of directors and chief executive officer of the Company have historically been combined, and Gerard Barron currently holds both positions. We believe this board leadership structure is appropriate because of the efficiencies and institutional history with the positions held by Mr. Barron as the former chief executive officer and chairman of DeepGreen and of the subsequent combined entity following the closing of the Business Combination. Mr. Barron possess the detailed knowledge of our day-to-day operations and this has both informed and supported the decision-making processes of the board of directors as a whole. We have a strong governance structure in place, including the appointment of a lead independent director (currently Mr. Greig) as well as the remaining six independent directors, which seek to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet in executive sessions without Mr. Barron in attendance.
Role in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the board of directors all areas of risk (including cybersecurity) and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer management succession planning. A copy of our corporate governance guidelines is posted on our website at www.metals.co under Investors — Governance — Governance Documents.
Shareholder Communications to our Board of Directors
Generally, shareholders who have questions or concerns should contact our Investor Relations department at investors@metals.co. However, any shareholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the chairperson of our board of directors at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Hedging Policy
Our insider trading policy explicitly prohibits the engagement of our employees, contracts, directors and officers to engage in short-term or speculative transactions involving our securities, which includes:
•
trading in our securities on a short-term basis (any of our common shares purchased in the open market must be held for a minimum of six months and ideally longer);

•
purchasing of financial instruments (including prepaid variable forward contracts, equity swaps, puts, calls, straddles, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our equity securities and entering into other transactions with the same economic effect, including short sales;

•
borrowing or other arrangements involving pledge of securities; and

•
selling a security future that establishes a position that increases in value as the value of the underlying equity security decreases.

Executive Officers
The following table sets forth certain information as of April 20, 2023 regarding our executive officers. We have employment agreements with executive officers.
Name	Age	Position
Executive Officers:
Gerard Barron	56	Chief Executive Officer and Chairman of the Board of Directors
Anthony O’Sullivan	57	Chief Development Officer
Erika Ilves	45	Chief Strategy Officer
Craig Shesky	39	Chief Financial Officer
Dr. Gregory Stone	66	Chief Ocean Scientist

Gerard Barron See Mr. Barron’s biography above.
Anthony O’Sullivan has served as our Chief Development Officer since the Closing of the Business Combination and has served as DeepGreen’s Chief Development Officer since July 25, 2017. Mr. O’Sullivan has over 30 years mining experience with a track record of delivering innovative solutions across multiple continents both in the terrestrial and marine environments. Since January 2020, Mr. O’Sullivan is serving as a non-executive director for SensOre Ltd., a company that performs mineral targeting and was listed on the ASX on February 11, 2022. From February 2017 to December 2019, Mr. O’Sullivan served as the Chief Executive Officer of Sasak Minerals Pty Ltd., a company focused on deploying machine learning and mineral exploration. Since February 2017, Mr. O’Sullivan served as the Principal and Owner of International Resources, a firm focused on creating value through the discovery and development of mineral resources. From November 2014 until January 2017, he served as Vice President Exploration for Quantum Pacific Exploration, where he engaged in planning, development, and management of the exploration company, including developing corporate strategies, overseeing exploration activities, evaluating existing and potential new assets, establishing an exploration team and identifying a suite of new opportunities. In December 2005, Mr. O’Sullivan began serving as Chief Operating Officer of Nautilus, a position he held until December 2012. While serving as Chief Operating Officer of Nautilus, Mr. O’Sullivan led exploration, engineering and design, project development, permitting and product marketing culminating in the declaration of 43-101 compliant resources, grant of the environmental permit and mining lease from the Government of Papua New Guinea, ore sales agreement with one of China’s leading copper producers, Tongling Nonferrous Metals Group, and the completion of project design and commencement of project construction. Mr. O’Sullivan was previously part of the BHP Billiton Global Exploration Leader Team with responsibility for the company’s iron ore, bauxite, coal and non-porphyry base metal exploration portfolios. Mr. O’Sullivan is the named co-inventor on five subsea mining patents. Mr. O’Sullivan earned a M.Sc. in Mineral Exploration from the University of Western Australia and a B.Sc. (Hons) in Geology from the University of Western Australia.
Erika Ilves has served as our Chief Strategy Officer since the Closing of the Business Combination and has served as DeepGreen’s Head of Strategy and Business Development since September 2018. During her time at DeepGreen, Erika has focused on developing alliances with offshore partners, resource companies and EV supply chain, overseeing DeepGreen lifecycle impact studies as well as developing a transparent provenance strategy to enable DeepGreen to establish clean metals as a new purchasing category. From November 2015 until December 2018, Ms. Ilves served as a director and Head of Machine Learning for OffWorld, Inc., an industrial robotics company that she co-founded, where she led a team of machine learning engineers to develop teachable mining robots. From November 2013 until November 2016, Ms. Ilves also served as Chief Strategy Officer for Shackleton Energy, a company she co-founded, where she developed an international public-private consortium to create technologies to extract water ice from the moon in order to fuel deep space missions from low Earth orbit, drastically reducing the costs of such missions. Ms. Ilves’ 15 years of strategy consulting experience started with McKinsey & Company, where she served global and emerging markets financial institutions on strategy, performance and operational transformations; and later founded the Executive Office which advised governments and investors of the Gulf Cooperation Council on transitioning to a green economy. From 2006 to 2007, Ms. Ilves served as Chief Organization Officer of TANDBERG, an OSE-listed videoconferencing technology firm acquired by Cisco Systems Inc. in 2010, where she was responsible for developing leadership and sales capability for the firm’s global sales force and partner network of over 3,000 people. In 1999, Ms. Ilves attended Emory Law School as a research scholarship recipient. Ms. Ilves earned a LL.M. from the Central European University and a LL.B. magna cum laude from the University of Tartu.
Craig Shesky has served as our Chief Financial Officer since the Closing of the Business Combination and has served as DeepGreen’s Head of Financial Markets and Investor Relations since February 2021. Mr. Shesky has over 15 years combined experience in public investing, metals research and investment banking in New York. From August 2008 until July 2020, Mr. Shesky was employed by King Street Capital Management, most recently as senior analyst in charge of recommending investments in the global metals and mining space. Mr. Shesky has analyzed electrification trends, battery chemistries and the resulting impacts on supply and demand for critical base metals, with particular expertise in nickel and copper. He also has significant experience navigating complex, legal-driven investments around the world, as King Street was one of the largest creditors in over a dozen global Lehman Brothers entities. From July 2006 to July 2008, Mr. Shesky served as an analyst on the insurance and asset management investment banking team at Morgan Stanley. Mr. Shesky graduated magna cum laude with a B.S. in Finance from the University of Notre Dame.
Gregory Stone, Ph.D. has served as our Chief Ocean Officer since the Closing of the Business Combination and has served as a Director and Chief Ocean Officer of DeepGreen since February 2018. In January 2020, Dr. Stone founded Pole-to-Pole, a non-profit organization with a mission to apply practical solutions to the problems facing Earth’s ocean, and has been serving as the organization’s Chairman since that time. Dr. Stone is an ocean scientist and explorer with over 10,000 dives throughout Earth’s ocean down to 18,000 feet using submarines, SCUBA, underwater habitats and robotics. Dr. Stone is also widely known as a global thought leader who finds ways for humanity and the ocean to co-exist and support each other in the modern world. Dr. Stone was a catalyst at the genesis of the Ocean Health Index, a scientific framework used to measure oceans’ health, and specializes in sustainable fishing, aquaculture, climate adaptation and seamount ecology. Dr. Stone’s ability to communicate complex science is illustrated by his compelling TED and World Economic Forum talks, and his appearances in documentaries for the Discovery Channel and National Geographic. Dr. Stone has authored hundreds of publications including articles for Nature, National Geographic, and four books, one of which is a National Outdoor Book Award winner. Dr. Stone’s numerous accolades and professional associations include the Explorers Club, Pew Fellowship for Marine Conservation, National Geographic Hero, the Boston Sea Rover’s Diver of the year, Order of Kiribati Medal, the U.S. National Science Foundation/Navy Antarctic Service medal, and a NOGI Award from National Academy of Underwater Arts and Sciences. Dr. Stone is also a Senior Science Advisor to the Special Envoy for Ocean and the World Economic Forum Ocean Program. From September 2008 to February 2018, Dr. Stone served as Chief Scientist for Conservation International and head of the Global Ocean Program. Dr. Stone earned a Ph.D. in Marine Science from the University of the South Pacific, a M.Sc. in Marine Policy from the University of Rhode Island and a B.A. in Human Ecology and Marine Biology from the College of the Atlantic.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Introduction
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. The number of securities and exercise prices, as applicable, described in this section have been adjusted based on the exchange ratio calculated pursuant to the terms of the Business Combination Agreement to reflect the number of securities and exercise prices following the Business Combination.
We are currently considered a “smaller reporting company” within the meaning of the Securities Exchange Act of 1934, as amended, for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “Named Executive Officers” (“NEOs”), which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the fiscal year ended December 31, 2022. As of December 31, 2022, our NEOs were:
•
Gerard Barron, Chief Executive Officer;

•
Anthony O’Sullivan, Chief Development Officer; and

•
Craig Shesky, Chief Financial Officer

Our current executive compensation plan has been in place since September 9, 2021 and is the ongoing compensation program post-Business Combination. Our current executive compensation plan includes base salaries, Short-Term Incentive Program (paid in restricted share units for 2022), and a Long-Term Incentive Program (granted in the form of restricted share units grants for 2022).
In 2022, our executive compensation program was designed to provide our named executive officers with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our shareholders with our ability to attract and retain talented executives. The compensation committee of our board has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each named executive officers’ compensation. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance-based contingent payments, in the proportions that we believe achieve these four guiding principles:
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enhance shareholder value by aligning the financial interests of our named executive officers with those of our shareholders;

•
enable us to attract, motivate and retain the people needed to define and lead our industry;

•
integrate compensation closely with the achievement of our business and performance objectives; and

•
reward the individual performance that contributes to our short-term and long-term success.

The compensation committee utilized and relied significantly on a competitive market analysis when determining the size, components and mix of our named executive officers’ compensation packages.
Our NEOs’ target annual compensation consists of three principal components: (a) base salary, (b) an annual performance Short-Term Incentive Plan (“STIP”) and (c) long-term equity incentive compensation under our Long-Term Incentive Plan (“LTIP”). The base salary component is primarily designed to provide a predictable level of financial stability. The STIP is designed to reward the achievement of annual goals that are aligned with our strategic plan. The base salary and STIP are referred to as the cash component of the compensation plan. The LTIP is the equity compensation component and is primarily designed to incentivize and retain our executives over a multi-year period and to reward the achievement of our long-term financial and strategic objectives.

Elements of Compensation
Our executive compensation program consists of three principal components: base salary, STIP (together with base salary, “total cash compensation”), and the LTIP. The LTIP consists primarily of restricted share units (“RSUs”), and prior to the Business Combination, stock options, that each vest over time based on continued employment and, in some cases, the achievement of performance and market goals.
Key Components of Our 2022 Compensation Plans
Compensation Element	Primary Purpose	Performance Period	Details
Cash Compensation
Base Salary	Reward for ongoing work performed, executive tenure and role	Ongoing	Provided in cash each pay period.
Short Term Incentive Plan (STIP)	Reinforce and drive short-term priorities and business results	1 year	Target award based on a percentage of salary.
Recognize and reward corporate and individual performance
Awards may be earned from 0% to 100% of target based on achievement of pre-determined corporate short-term objectives that are aligned with our strategic plan as well as individual performance.
Awards are paid in cash upon the completion of the fiscal year; however, for 2022, STIP awards were paid in immediately-vested RSUs to conserve operating cash.

Equity Compensation
Long-term incentives (LTIP)	Reinforce and drive long-term shareholder value Retain executives over a multi-year period Incentivize the achievement by management of multi-year performance goals	3 or 4 years	Grants post-Business Combination were in the form of RSUs that generally vest one-third per year over three years or in fourths over four years.
Equity Compensation
We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to the achievement of our long-term strategic goals. We typically award long-term equity-based compensation with restricted share units that vest over time so long as the executive remains employed with the Company.
The compensation committee determines the size of equity award grants after considering the following factors:
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the competitive equity compensation practices for comparable positions identified in the applicable market analysis;

•
the executive’s level of responsibility and duties;

•
a comparison to grant levels of other executive officers;

•
individual named executive officers’ performance;

•
our corporate performance;

•
our total equity compensation costs relative to total expenses;

The compensation committee does not take into consideration an executive’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
In 2022, our compensation committee approved the grant of equity awards to our NEOs. They considered, to the extent applicable, our corporate performance and individual contributions in 2022 as well as in prior years. The compensation committee determined the value of each equity award as time-based RSUs that vest one-third per year over three years based on the potential equity compensation expense and the target award size, as well as the retention and incentive aspects of the award. The total value was also informed by the competitive analysis conducted by FW Cook, an independent compensation consulting firm engaged by our compensation committee to provide competitive market data as well as advice on pay levels and compensation program structure.
The stock awards disclosed in the summary compensation table below represent the RSUs approved by our compensation committee, which were issued and valued on November 22, 2021, using a share price of $3.20. Option awards disclosed in the summary compensation table below were granted by the DeepGreen board on March 4, 2021 and were valued on that date using a Black-Scholes valuation model, which ascribed a fair value between $5.42 and $5.59 per option. No stock awards were issued to our NEOs in 2022.
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the fiscal year ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Gerard Barron, Chief Executive Officer	2022	565,000	317,813	—	—	—	882,813
	2021	565,000	296,625	2,500,000	10,833,401	—	14,195,026
Anthony O’Sullivan, Chief Development Officer	2022	475,000	178,125	—	—	8,251	661,376
	2021	475,000	166,250	1,000,000	4,539,262	12,838	6,193,350
Craig Shesky Chief Financial Officer	2022	350,000	186,250	—	—	32,339	605,256
	2021	234,896	82,214	750,000	2,328,589	23,490	3,419,188

(1)
For the year ended December 31, 2022, the Company awarded an annual STIP bonus at 75% of target. The executives received their entire 2022 STIP bonus in the form of immediately vested RSUs. The number of RSUs granted was 369,549 units for Gerard Barron, 234,738 units for Anthony O’Sullivan, and 228,924 units for Craig Shesky. The RSUs were granted on March 29, 2023, effective as of March 20, 2023, and the number of RSUs issued to each executive was based on the closing price of our common shares on the approval date of $0.86. For the year ended December 31, 2021, the Company awarded an annual STIP bonus at 70% of target. The executives received their entire 2021 STIP bonus in the form of immediately vested RSUs. The number of RSUs granted was 180,869 units for Gerard Barron, 101,372 units for Anthony O’Sullivan, and 50,130 units for Craig Shesky. The RSUs were granted on February 2, 2022 and the number of RSUs received by each executive was based on the closing price of our common shares on the grant date of $1.64.

(2)
Stock awards consists of RSUs granted during the year ended December 31, 2021. The grant date fair value is computed based on the closing market price on the date of grant in accordance with FASB ASC Topic 718, Compensation — Stock Compensation (“ASC 718”). There were no stock awards granted in 2022.

(3)
The amounts shown in this column represent the aggregate grant date fair value of the time-based stock option awards and performance-based stock option awards granted by DeepGreen prior to the Business Combination, computed in accordance with FASB ASC Topic 718. Under SEC rules, these performance-based option awards are valued based on the probable outcome of the performance conditions associated with these awards, which a portion was determined to be not probable at grant. As a result, the amount determined to be not probable at grant in respect to the performance-based stock options granted in 2021 has been excluded in the table above. The grant date fair value of these performance-based stock option awards, assuming the performance conditions are achieved in full, is $12,618,997 for Gerard Barron, $5,608,440 for Anthony O’Sullivan, and $1,402,106 for Craig Shesky. Additional information can be found in note 15 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. There were no stock option awards granted in 2022.
(4)
Consists of Australian superannuation contributions made by TMC/DeepGreen during the years 2022 and 2021 for Anthony O’Sullivan and U.S. 401(k) benefits made by TMC/DeepGreen during the years 2022 and 2021for Craig Shesky.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth certain information regarding outstanding equity awards held by the NEOs as of December 31, 2022. The number of securities and exercise prices, as applicable, described in this section have been adjusted based on the exchange ratio calculated pursuant to the terms of the Business Combination Agreement to reflect the number of securities and exercise prices following the Business Combination.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Gerard Barron	05/16/2019	3,473,586	—	$0.65	06/01/2028	—	—
	03/04/2021	604,458	2,275,334	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	520,833	401,042
Anthony O’Sullivan	05/16/2019	466,965	—	$0.65	06/01/2028	—	—
	03/04/2021	218,707	1,011,259	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	208,333	160,417
Craig Shesky	03/04/2021	135,084	—	$8.64	06/01/2028	—	—
	03/04/2021	—	270,167(4)	8.64	06/01/2028	—	—
	03/04/2021	—	252,814	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	156,250	120,313

(1)
These stock options vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract.

(2)
Stock awards consists of RSUs that were granted on November 22, 2021 and vest one third on each anniversary of the grant date.

(3)
Market value of shares based on TMC’s closing market share price at December 31, 2022.

(4)
These stock options vest as follows: 135,084 units on February 20, 2023 and 135,084 units on February 20, 2024.

Other Compensation and Benefits
We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our NEOs with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental benefits and a 401(k) plan (or equivalent as determined by employee’s jurisdiction of employment).
Employment Arrangements
We have employment agreements with our NEOs, the material terms of which are described below. In addition, each NEO has agreed to non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as assignment of intellectual property and confidentiality obligations, each as set forth in his or her respective employment agreement.

Mr. Barron began his current position as our Chief Executive Officer in January 2018 with DeepGreen. Mr. O’Sullivan began his current position as our Chief Development Officer in July 2017 with DeepGreen. Mr. Shesky began his current position as our Chief Financial Officer in May 2021 with DeepGreen.
Gerard Barron
DeepGreen entered into an employment agreement with Mr. Barron, who accepted and commenced his role as DeepGreen’s Chief Executive Officer on the agreement effective date, January 1, 2018 (the “Barron Employment Agreement”). Under the Barron Employment Agreement, Mr. Barron’s initial annual base salary was $450,000, which DeepGreen agreed to review on a year-to-year basis, in accordance with DeepGreen’s payroll practices. Mr. Barron’s current annual base salary is $565,000. In addition, DeepGreen issued Mr. Barron up to 187,500 common shares, upon the execution of the Barron Employment Agreement, to be paid in lieu of cash for services provided by Mr. Barron from July 2017 through November 2017. Mr. Barron is eligible to participate in our benefit plans and to be considered for an annual performance incentive bonus, to be granted at the discretion of the board of directors on a year-to-year basis (the “Employment Bonus”). Under the Barron Employment Agreement, if Mr. Barron is deemed eligible to receive an Employment Bonus for a particular year, then the terms of such Employment Bonus shall be provided under a separate agreement and paid as soon as practicable after the first quarter of the first financial year following the year that Mr. Barron earns such bonus.
Pursuant to the Barron Employment Agreement, Mr. Barron also received an option grant for 3,473,586 shares of common shares, at an exercise price of $0.65 per share, subject to the terms and conditions set forth in a stock option agreement between the parties, dated July 23, 2018 (the “Barron Stock Option Agreement”). Under the Barron Stock Option Agreement, the parties agreed that (i) 2,894,655 options would be issued as part of DeepGreen’s Long-Term Incentive Plan, with (x) 60% of such shares vesting in equal 20% installments on each of January 1, 2019, January 1, 2020 and January 1, 2021, and (y) 20% of such shares vesting upon the DeepGreen raising $20,000,000 in cash following the date of grant and (z) 20% of such shares vesting upon DeepGreen raising a total of $40,000,000 in cash following the date of grant, provided that Mr. Barron remained an employee of DeepGreen on such dates, and (ii) 578,931 options would be issued as part of Mr. Barron’s board of directors remuneration, with 50% of such shares vesting as of the grant date and 50% of such shares vesting as of January 1, 2019. This option is currently fully vested and exercisable for all of the 3,473,586 common shares. Any vested options under the Barron Stock Option Agreement are set to expire on June 1, 2028. All stock options granted to Mr. Barron are governed by the terms of the DeepGreen Plan (as defined below), as well as the Barron Stock Option Agreement. In the event that Mr. Barron’s employment with DeepGreen is terminated without cause, Mr. Barron will receive a payment equal to either (i) 3 months of his then annual base salary, or (ii) in the event that DeepGreen had raised (y) $20,000,000 in equity as of January 1, 2018 and (z) DeepGreen has greater than $10,000,000 cash-on-hand as of the date of such termination, then Mr. Barron shall receive an amount equal to 12 months of his base salary as a salary continuance in accordance with the Barron Employment Agreement and DeepGreen’s standard monthly payroll practices (the “Barron Severance Benefits”). In the event that, following a change of control of DeepGreen, Mr. Barron is terminated without “cause” or resigns as a result of a “triggering event,” Mr. Baron will also be eligible to receive the Barron Severance Benefits.
Anthony O’Sullivan
On May 8, 2022, our subsidiary, The Metals Company Australia Pty. Ltd, entered into an amended and restated employment agreement with Mr. O’Sullivan in connection with his continued role as our Chief Development Officer, a role he started in July 2017 with DeepGreen (the “O’Sullivan Employment Agreement”). Under the O’Sullivan Employment Agreement, Mr. O’Sullivan will receive an annual base salary of $670,985 AUD ($475,000 USD), which will be reviewed annually by our Chief Executive Officer. In addition, Mr. O’Sullivan is eligible to participate in our LTIP, subject to the combination of his achieving certain individual performance objectives, and achievement of certain company-based financial results. Mr. O’Sullivan is eligible to participate in our benefit plans and to be considered for an annual performance incentive bonus targeted at 50% of his annual base salary, to be granted at the discretion of the board of directors on a year-to-year basis (the “O’Sullivan Employment Bonus”). The O’Sullivan Employment Agreement has an indefinite term.
In general, during his employment and for a period of six months thereafter, Mr. O’Sullivan is prohibited from (a) competing with us within Australia; (b) soliciting our customers for a competing business; and (c) soliciting our employees for a competing business.
In the event that Mr. O’Sullivan’s employment is terminated without “Cause” as defined in the O’Sullivan Employment Agreement or if Mr. O’Sullivan resigns for “Good Reason” as defined in the O’Sullivan Employment Agreement, Mr. O’Sullivan will receive (a) a payment equal to a pro-rata portion of the O’Sullivan Employment Bonus; (b) subject to the approval of the board of directors, an extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; and (c) continued payment of the premiums required to maintain Mr. O’Sullivan’s participation in the benefits plans in which he participates for the minimum period required by applicable law.
In the event that Mr. O’Sullivan’s employment is terminated without “Cause” or if Mr. O’Sullivan resigns for “Good Reason” following the resignation, termination, or replacement of our Chief Executive Officer, Mr. O’Sullivan will receive (a) a payment equal to 9 months of his then base salary in lieu of notice plus 1 month’s pay in lieu of notice for each completed year of service following the start date to a maximum of 18 months; (b) allowance for the immediate vesting of all unvested restricted stock units that would have vested during the 12 month period following the termination date; (c) subject to the approval of the board of directors, extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; (d) pro-rata payment of the O’Sullivan Employment Bonus; and (e) continued payment of the premiums required to maintain Mr. O’Sullivan’s participation in the benefits plans in which he participates for the minimum period required by applicable law.
In the event that, within 24 months following a “Fundamental Change” as defined in the O’Sullivan Employment Agreement, Mr. O’Sullivan’s employment is terminated without “Cause”, Mr. O’Sullivan will receive (a) a payment equal to 12 months of his then annual base salary; (b) 1.5 times the O’Sullivan Employment Bonus paid for the previous year; and (c) immediate vesting of all unvested equity awards, subject to Mr. O’Sullivan agreeing that the non-competition period described above be extended to 12 months from the date of termination.
In connection with his hiring by DeepGreen in July 2017, Mr. O’Sullivan was granted certain stock options pursuant to the DeepGreen Plan. Subject to the terms and conditions set forth by that certain stock option agreement, made effective July 23, 2018, by and between DeepGreen and Mr. O’Sullivan (the “Sullivan Stock Option Agreement”), Mr. Sullivan was granted 2,026,258 common shares at an exercise price of $0.65 per share which vested in three installments ending on June 1, 2020. The vested options are set to expire on June 1, 2028 under the expiration conditions of the Sullivan Stock Option Agreement.
On October 14, 2022, Mr. O’Sullivan notified us that he was resigning as our Chief Development Officer, though he will remain in the position through a twelve-month transition period ending in the fall of 2023.
Craig Shesky
On May 6, 2022, our subsidiary, DeepGreen Resources, LLC, entered into an amended and restated employment agreement with Mr. Shesky in connection with his continued role as our Chief Financial Officer, a role he started in May 2021 with DeepGreen (the “Shesky Employment Agreement”). Under the Shesky Employment Agreement, Mr. Shesky will receive an annual base salary of $350,000, which will be reviewed annually by our Chief Executive Officer. Mr. Shesky is also entitled to a signing payment in the amount of $91,667 under the Shesky Employment Agreement. In addition, Mr. Shesky is eligible to participate in our LTIP, subject to the combination of his achieving certain individual performance objectives, and achievement of certain company-based financial results. Mr. Shesky is eligible to participate in our benefit plans and to be considered for an annual performance incentive bonus targeted at 50% of his annual base salary, to be granted at the discretion of the board of directors on a year-to-year basis (the “Shesky Employment Bonus”). The Shesky Employment Agreement has an indefinite term.
In general, during his employment and for a period of six months thereafter, Mr. Shesky is prohibited from (a) competing with us within North America; (b) soliciting our customers for a competing business; and (c) soliciting our employees for a competing business.
In the event that Mr. Shesky’s employment is terminated without “Cause” as defined in the Shesky Employment Agreement or if Mr. Shesky resigns for “Good Reason” as defined in the Shesky Employment Agreement, Mr. Shesky will receive (a) a payment equal to 6 months of his then annual base salary plus a pro-rata portion of the Shesky Employment Bonus; (b) subject to the approval of the board of directors, an extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; and (c) continued payment of the premiums required to maintain Mr. Shesky’s participation in the benefits plans in which he participates for the minimum period required by applicable law.
In the event that Mr. Shesky’s employment is terminated without “Cause” or if Mr. Shesky resigns for “Good Reason” following the resignation, termination, or replacement of our Chief Executive Officer, Mr. Shesky will receive (a) a payment equal to 9 months of his then base salary in lieu of notice plus 1 month’s pay in lieu of notice for each completed year of service following the start date to a maximum of 18 months; (b) allowance for the immediate vesting of all unvested restricted stock units that would have vested during the 12 month period following the termination date; (c) subject to the approval of the board of directors, extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; (d) pro-rata payment of the Shesky Employment Bonus; and (e) continued payment of the premiums required to maintain Mr. Shesky’s participation in the benefits plans in which he participates for the minimum period required by applicable law.
In the event that, within 24 months following a “Change of Control” as defined in the Shesky Employment Agreement, Mr. Shesky’s employment is terminated without “Cause” or if Mr. Shesky resigns for “Good Reason”, Mr. Shesky will receive (a) a payment equal to 12 months of his then annual base salary; (b) 1.5 times the Shesky Employment Bonus paid for the previous year; and (c) immediate vesting of all unvested equity awards, subject to Mr. Shesky agreeing that the non-competition period described above be extended to 12 months from the date of termination.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally.
Stock Option Plans and Stock Option Awards
DeepGreen Plan
As a consequence of the Business Combination, we adopted and assumed the DeepGreen Metals Inc. Stock Option Plan, as amended (the “DeepGreen Plan”), and each option to purchase DeepGreen common shares, whether vested or unvested, that was outstanding immediately prior to the time the arrangement pursuant to the court-approved plan of arrangement became effective (the “Effective Time”) was assumed by us and became an option (vested or unvested, as applicable) to purchase a number of our common shares equal to the number of DeepGreen common shares subject to such option immediately prior to the Effective Time multiplied by the Per Share Consideration, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by the Per Share Consideration, rounded up to the nearest whole cent. No further awards will be granted out of the DeepGreen Plan.
The DeepGreen Board adopted, and DeepGreen’s shareholders approved, the DeepGreen Plan on September 17, 2013. The DeepGreen Plan has been periodically amended, most notably: on July 23, 2018, in order to increase the number of shares of DeepGreen common shares available for issuance pursuant to the DeepGreen Plan to a maximum of 20% of the issued and outstanding common shares, and on May 16, 2019 in order to clarify the application with respect to certain provisions of employee scheme legislation in Australia. The DeepGreen Plan permits the grant of options of DeepGreen’s common shares, as defined by the DeepGreen Plan (the “Options”). Options may be granted only to (i) a bona fide director, senior officer, employee of DeepGreen, (ii) a company that is wholly-owned by any of the foregoing, or (iii) a consultant of DeepGreen. The board of directors, in its sole discretion, may accelerate the vesting of any unexercised options in accordance with the change of control provisions set forth in the DeepGreen Plan.
The board of directors is authorized to administer the DeepGreen Plan. In addition, consistent with the terms of the DeepGreen Plan, the board of directors may determine the number of shares issuable for the exercise of each Option, the Option Price, as defined by the DeepGreen Plan, and the times when any such Options will be granted, exercisable and expire under the DeepGreen Plan. No further awards will be granted pursuant to the DeepGreen Plan.
Upon any time when an Option granted under the DeepGreen Plan remains unexercised with respect to any common shares and a transaction is proposed that the majority of the board of directors determines is reasonably likely to be considered a Change of Control Event, as defined by the DeepGreen Plan (a “Change of Control Event”), then the board of directors, in its sole discretion, may require that: (i) DeepGreen accelerate the vesting of the Option and the time for the fulfilment of any conditions or restrictions on such vesting; (ii) the Option granted under the DeepGreen Plan be exercised (whether or not such Option has vested at any time up to and including (but not after)) the effective time of the Change of Control Event, and any Options not exercised by the effective time of the Change of Control Event will be deemed to have expired; (iii) the Option granted under the DeepGreen Plan, if acceptable by the holder, be cancelled by DeepGreen for a cash payment equal to the difference between (y) the closing price of such shares on a trading day that is a determined number of days prior to the effective time of the Change of Control Event and (z) the price of the Option; or (iv) the Option granted under the DeepGreen Plan be exchanged for an Option to acquire the number of securities as are distributed to the securityholders of DeepGreen equal to (y) the exchange ratio of the shares multiplied by (z) the number of shares subject to such Option immediately prior to the effective time of the Change of Control Event, provided that any such replacement Option survives for a period of not less than one year from the effective time of the Change of Control Event, regardless of the continuing directorship, officership or employment of the holder.
The board of directors may amend, suspend, or terminate the DeepGreen Plan at any time. The board of directors Board must obtain shareholder approval of any plan amendment to the extent required by the DeepGreen Plan.
TMC Incentive Equity Plan
Eligibility
The TMC the metals company Inc. 2021 Incentive Equity Plan (the “TMC Incentive Equity Plan”) allows for grants, under the direction of the board of directors or compensation committee, as the plan administrator, of stock options, stock appreciation rights, restricted stock awards, stock awards, restricted share units and other stock or equity-related cash-based awards to employees, consultants and non-employee directors who, in the opinion of the plan administrator, are in a position to make a significant contribution to our long-term success. All of our employees, non-employee directors and consultants and our affiliates will be eligible to participate in the TMC Incentive Equity Plan.
Shares Available for Issuance
The TMC Incentive Equity Plan provides for the future issuance of 44,372,170 common shares, including 10,672,485 shares added to the plan in January 2023 pursuant to the plan’s evergreen provision, provided that 2,243,853 of the common shares available under the Plan will only be available to our non-employee directors. Notwithstanding the foregoing, the number of future shares that may be issued will increase automatically on the first day of each fiscal year during the period beginning with fiscal year 2022 and ending on the tenth anniversary of the closing of the Business Combination, equal to the lesser of (a) 4% of the number of outstanding Common Shares on such date, and (b) an amount determined by the plan administrator.
Generally, common shares reserved for awards under the TMC Incentive Equity Plan that lapse or are forfeited or cancelled will be added back to the share reserve available for future awards. However, shares delivered to or withheld to pay withholding taxes or any applicable exercise price will not be available for issuance under the TMC Incentive Equity Plan. In addition, any shares repurchased on the open market using exercise price proceeds will not be available for issuance under the TMC Incentive Equity Plan.
The aggregate grant date fair value of shares granted to any non-employee director under the TMC Incentive Equity Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $500,000; increased to $750,000 in the year in which such non-employee director initially joins the board of directors.
Stock Options
The terms and conditions of our ability to grant stock options are governed by the TMC Incentive Equity Plan. Notably, we have established a sub-plan to the TMC Incentive Equity Plan (the “U.S. Sub-Plan”) for the purpose of granting stock options to employees who are residents of the United States or who are or may become subject to U.S. tax. Stock options granted under the U.S. Sub-Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or non-qualified stock options. Incentive stock options may be granted to employees of TMC and its affiliates, and the aggregate fair market value of a common share determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Non-qualified options may be granted to our employees, non-employee directors and consultants and our affiliates. If an incentive stock option is granted to an individual who owns 10% or less of the combined voting power of all classes of our stock or our affiliate, the exercise price of the stock option may not be less than 100% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our stock of or our affiliate, the exercise price of the stock option may not be less than 110% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for one (1) year after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.
Restricted Stock
Restricted stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that generally dividend equivalents may accrue but will not be paid during the restricted period, and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares, but he or she may not sell the shares until the restrictions are lifted.
Restricted Share Units
Restricted share units vest in accordance with terms and conditions established by the plan administrator and when the applicable restrictions lapse, the grantee will be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted share units as specified in the award agreement. Dividend equivalents may accrue but will not be paid prior to and only to the extent that, the restricted stock unit award vests. The holder of restricted share units does not have the rights and privileges of a regular shareholder, including the ability to vote the restricted share units.
Other Share-Based Awards and Performance-Based Awards
The TMC Incentive Equity Plan also authorizes the grant of other types of share-based compensation including, but not limited to share appreciation rights and unrestricted share awards. The plan administrator may award such share-based awards subject to such conditions and restrictions as it may determine. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted share units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.
Plan Administration
In accordance with the terms of the TMC Incentive Equity Plan, the board of directors may administer the TMC Incentive Equity Plan or authorize the compensation committee to administer the TMC Incentive Equity Plan. The compensation committee may delegate part of its authority and powers under the TMC Incentive Equity Plan to one or more of our directors and/or officers, but only the compensation committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934, as amended. In accordance with the provisions of the TMC Incentive Equity Plan, the plan administrator determines the terms of awards, including, which employees, directors and consultants will be granted awards, the number of shares subject to each award, the vesting provisions of each award, the termination or cancellation provisions applicable to awards, and all other terms and conditions upon which each award may be granted in accordance with the TMC Incentive Equity Plan.
In addition, the plan administrator may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is not prohibited by the TMC Incentive Equity Plan and does not require shareholder approval under the rules of Nasdaq, and (ii) any such amendment will be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Stock Dividends and Stock Splits
If the common shares are subdivided or combined into a greater or smaller number of shares or if we issue any common shares as a stock dividend, the number of common shares deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.
Corporate Transactions
Upon a merger or other reorganization event, the plan administrator or the board of directors of any entity assuming our obligations may take any one or more of the following actions pursuant to the TMC Incentive Equity Plan, as to some or all outstanding options and awards:
•
provide that all outstanding options will be assumed or substituted by the successor corporation;

•
upon written notice to a participant, provide that the participant’s unexercised options must be exercised within a specified number of days of the date of such notice, at the end of which period such unexercised options will terminate;

•
in the event of a merger pursuant to which holders of common shares will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to option holder participants equal to the difference between the merger price times the number of common shares subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•
with respect to other stock awards, provide that outstanding awards will be assumed or substituted by the successor corporation;

•
with respect to stock awards, and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock award will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of common shares comprising such award (to the extent such stock grant or award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction); and

•
upon consummation of a Corporate Transaction, to the extent not assumed or substituted by the successor or cashed out, the outstanding awards will terminate.

Amendment and Termination
The TMC Incentive Equity Plan may be amended by our shareholders. It may also be amended by the board of directors or the compensation committee, provided that any amendment which is of a scope that requires shareholder approval as required by (i) the rules of Nasdaq or (ii) for any other reason, is subject to obtaining such shareholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Duration of Plan
The TMC Incentive Equity Plan will expire by its terms in April 2031.
Director Compensation
On September 9, 2021, we adopted a non-employee director compensation policy. Pursuant to the policy, the annual cash retainer for non-employee directors is $90,000. Annual cash retainers for committee membership are as follows:
Position	Retainer
Lead independent director	$30,000
Audit committee chairperson	$22,500
Audit committee member	$7,500
Compensation committee chairperson	$15,000
Compensation committee member	$5,000
Nominating and corporate governance committee chairperson	$15,000
Nominating and corporate governance committee member	$5,000
Sustainability and innovation committee chairperson	$15,000
Sustainability and innovation committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.

Initial Grant — In addition, we grant to new non-employee directors upon their initial election to the board of directors a number of restricted share units (“RSUs”) (each RSU relating to one share of common shares), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the common shares on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Annual Grant — We also grant each non-employee director annually a number of RSUs (each RSU relating to one common share), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the common shares on the Nasdaq on the date of the grant (rounded down to the nearest whole share), each year on the first business day after our annual meeting of shareholders (the “Annual Grant”); provided, however, that if there has been no annual meeting of shareholders held by the first business day of the third fiscal quarter, we make the Annual Grant to each non-employee director on the first business day of the third fiscal quarter of such year.
The table below summarizes the compensation of each person serving as a non-employee director of TMC for the fiscal year ended December 31, 2022. Gerard Barron, our Chief Executive Officer, did not receive any additional compensation for his service as a director of TMC in 2022. The compensation of Mr. Barron as a NEO is set forth above under “— Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Andrew Hall	$127,092	$100,000	$227,092
Sheila Khama	$116,937	$100,000	$216,937
Andrei Karkar	$110,000	$100,000	$210,000
Gina Stryker	$76,033	$—	$76,033
Amelia Kinahoi-Saimomua	$95,000	$100,000	$195,000
Christian Madsbjerg	$110,000	$100,000	$210,000
Kathleen McAllister(2)	$96,950	$199,999	$296,950
Andrew Greig	$57,351	$100,000	$157,351

(1)
The Annual Grant consists of 68,027 RSUs granted during the year ended December 31, 2022. The grant date fair value is computed based on the closing market price on the date of grant in accordance with ASC 718.

(2)
Ms. McAllister’s stock awards include the value of her Initial Grant on joining the board and her Annual Grant both issued in 2022.

The following lists all outstanding equity awards held by our non-employee directors as of December 31, 2022:
Name	Aggregate Number of Shares Underlying Outstanding Options(1)	Number of Shares or Units of Stock That Have Not Vested(2)
Andrew Hall		73,382
Sheila Khama		73,382
Andrei Karkar	769,020	73,382
Amelia Kinahoi-Saimomua		73,382
Christian Madsbjerg	716,916	73,382
Kathleen McAllister		132,543
Andrew Greig		95,238

(1)
Consists of STIP options granted under the DeepGreen Plan which are fully vested, and have an exercise price ranging from $0.52 to $2.60 and expiration date between February 17, 2026 to June 30, 2028 and LTIP options granted under the DeepGreen Plan which vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract. LTIP options have an exercise period of $0.65 and expiration date of June 1, 2028.

(2)
Consists of RSUs for Initial Grants, which vests in thirds on each anniversary of the grant date, and RSUs for Annual Grants which vest on the date of TMC’s annual general meeting following the grant date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2022.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	29,955,405(1)	$1.11(2)	35,719,259(3)
Equity compensation plans not approved by security holders	—	—	—
Total	29,955,405	$1.11	35,719,259

(1)
Consists of (i) 25,140,262 shares to be issued upon exercise of outstanding options under the DeepGreen Plan and (ii) 3,815,143 shares to be issued upon exercise of outstanding RSUs under the TMC 2021 Incentive Equity Plan.

(2)
Consists of the weighted-average exercise price of the 25,140,262 options outstanding on December 31, 2022.

(3)
Consists of 30,582,864 shares under the TMC 2021 Incentive Equity Plan and 5,136,395 shares under the TMC 2021 Employee Stock Purchase Plan that remained available for future issuance as of December 31, 2022. No shares remained available for future issuance under the DeepGreen Plan as of December 31, 2022.

The TMC 2021 Incentive Equity Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the TMC 2021 Incentive Equity Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the tenth anniversary of the closing of the Business Combination. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding common shares on such date and (ii) an amount determined by the plan administrator.
The TMC 2021 Employee Stock Purchase Plan has an annual increase provision that allows for an annual increase in the number of shares available for issuance under the TMC 2021 Employee Share Purchase Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022. The annual increase provision provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 1% of the number of outstanding common shares on such date and (ii) an amount determined by the Board of directors.

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.metals.co. This committee reviews and reassesses our Articles annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2022, the audit committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Ernst & Young LLP, our independent registered public accounting firm;

•
Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 — Communications with Audit committees; and

•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee and the audit committee further discussed with Ernst & Young LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the TMC the metals company Inc. audit committee
Kathleen McAllister, Chairperson
Andrew Hall
Sheila Khama

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
2021 PIPE Financing
In the private placement of common shares, consummated on September 9, 2021, Allseas Group SA (“Allseas”) and Argentum Cedit Virtuti, an affiliate of Allseas, purchased $20 million and $10 million of our common shares, respectively.
2022 PIPE Financing
In the private placement of common shares, entered into on August 12, 2022, Gerard Barron, our Chief Executive Officer and Chairman, ERAS Capital LLC, the family fund of the Company’s director, Andrei Karkar, and Allseas purchased $100,000, $5 million and $5 million of our common shares, respectively.
Consulting Agreements
Gregory Stone, our Chief Ocean Scientist, regularly provides consulting services to us through Ocean Renaissance LLC (“Ocean Renaissance”), where he is a principal. Consulting services during each of the years ended December 31, 2021 and 2022 amounted to $375,000.
Allseas
On March 29, 2019, we entered into a strategic alliance with Allseas to develop a system to collect, lift and transport nodules from the seafloor to shore and agreed to enter into a nodule collection and shipping agreement whereby Allseas would provide commercial services for the collection of the first 200 million metric tonnes of polymetallic nodules on a cost plus 50% profit basis. In furtherance of this agreement, on July 8, 2019, we entered into a Pilot Mining Test Agreement with Allseas (“PMTA”), which was amended on five occasions through February 2023, to develop and deploy a PMTS, successful completion of which is a prerequisite for our application for an exploitation contract with the ISA. Under the PMTA, Allseas agreed to cover the development cost of the project in exchange for a payment from us upon successful completion of the pilot trial of the PMTS in NORI Area D.
On March 16, 2022, Nauru Ocean Resources Inc. (“NORI”) and Allseas entered into a non-binding term sheet for the development and operation of a commercial nodule collection system. The pilot nodule collection system developed and tested by Allseas is expected to be upgraded to a commercial system with a targeted production capacity of 1.3 million tonnes of wet nodules per year with expected production readiness by the fourth quarter of 2024. NORI and Allseas intended to equally finance all costs related to developing and getting the first commercial system into production that were estimated at less than EUR100 million. It was anticipated that NORI will not have to make any payments related to the commercial system to Allseas until March 31, 2023. Once in production, NORI expected to pay Allseas a nodule collection and transshipment fee estimated at approximately EUR 150 per wet tonne in the first year of operations and expected to be reduced by more than 20% in the following years as Allseas scaled up production to 1.3 million wet tonnes of nodules per year. Following the successful completion of the NORI Area D pilot collection system trials in November 2022 and subsequent analysis of pilot data, the parties are reviewing Project Zero System production targets (up to 3 Mtpa of wet nodules), system design and cost estimates and intend to enter into a binding Heads of Terms in the second half of 2023. The parties expect to further detail their relationship in three separate definitive agreements for engineering, conversion/build and commercial operations phase, respectively. Subject to the necessary regulatory approvals, Allseas and NORI also intend to investigate acquiring a second production vessel similar to the Hidden Gem, a further Samsung 10000, with the potential for it to be engineered to support a higher production rate of three million tonnes of wet nodules per year and lower associated per tonne production cost. There can be no assurances, however, that we will enter into definitive agreements with Allseas contemplated by the non-binding term sheet in a particular time period, or at all, or on terms similar to those set forth in the non-binding term sheet, or that if such definitive agreements are entered into by us that the proposed commercial systems and second production vessel will be successfully developed or operated in a particular time period, or at all.

Through December 31, 2022, we have made the following payments to Allseas under the PMTA: (a) $10 million in cash in February 2020, (b) $10 million through the issuance of 3.2 million common shares valued at $3.11 per share in February 2020, (c) issued Allseas a warrant to purchase 11.6 million common shares at a nominal exercise price per share in March 2021, which became exercisable in November 2022 with the successful completion of the pilot trial of the PMTS in the NORI-D Area, (d) $10 million in cash in October 2021, following the closing of the Business Combination and meeting certain progress targets on the PMTS, (e) the second $10 million payment to Allseas under the PMTA on April 25, 2022, following the successful completion of the North Sea drive test and (f) the third and final $10 million payment to Allseas became due in November 2022 upon successful completion of the pilot trial of the PMTS in the NORI Area D, which we settle, along with certain other costs due Allseas under the PMTA, through the issuance of 10,850,000 common shares in February 2023 at a price of $1.00 per share upon entering into the fifth amendment to the PMTA.
On March 22, 2023, we entered into a Credit Facility with Argentum Credit Virtuti GCV, the parent of Allseas Investments S.A. and an affiliate of Allseas, pursuant to which, we may borrow from the Lender up to $25,000,000 in the aggregate, from time to time, subject to certain conditions set forth in the Credit Facility. All amounts drawn under the Credit Facility will bear interest at the 6-month Secured Overnight Funding Rate (SOFR), 180-day average plus 4.0% per annum payable in cash semi-annually (or plus 5% if paid-in-kind at maturity, at our election) on the first business day of each of June and January. We will pay an underutilization fee equal to 4.0% per annum payable semi-annually for any amounts that remain undrawn under the Credit Facility. We have the right to pre-pay the entire amount outstanding under the Credit Facility at any time, before the Credit Facility’s maturity of May 21, 2024. The Credit Facility also contains customary events of default.
Maersk
On March 21, 2017, the Company entered into four charter vessel agreements with Maersk Supply Service A/S (“Maersk”) and one charter vessel agreement with Maersk UK pursuant to which Maersk and Maersk UK agreed to supply the Company with vessels and offshore services for a total of five marine campaigns. By letter agreement on March 3, 2021, the Company and Maersk agreed to extend the arrangement until 2022.
Pursuant to the Maersk Investment and Participation Agreement dated March 15, 2017 (the “Participation Agreement”), the Company agreed, among other things, that in return for marine cruises and related project management services provided by Maersk and Maersk UK, the Company will issue that number of common shares as is equal to the final cost of each marine cruise divided by $1.08 (subject to adjustment as described therein), upon completion of each marine cruise, and after agreement between the parties as to the calculation of the final cost to Maersk or Maersk UK for such cruise.
On March 3, 2021, the Participation Agreement with Maersk was amended whereby all costs incurred on or after February 5, 2021 pertaining to the use of the marine vessel would be paid in cash rather than through issuance of common shares. By this amendment, Maersk irrevocably waived certain pro rata participation rights that it may have had under the Participation Agreement in connection with the Business Combination and acknowledged that all amounts owing to Maersk for services rendered through February 5, 2021 in the aggregate amount of $4.6 million had been satisfied by the issuance of 4.2 million common shares.
Our arrangements with Maersk all ended in January 2022.
Amended and Restated Registration Rights Agreement
At the closing of the Business Combination, we, the initial shareholders, including the Sponsor (the “Sponsor Group Holders”), and certain holders of DeepGreen securities immediately prior to the Effective Time (the “DeepGreen Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the DeepGreen Holders were granted certain registration rights with respect to their respective common shares on the terms and subject to the conditions therein.

Indemnity Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
In connection with the Business Combination, the Company entered into indemnity agreements with each of its directors and executive officers. Each indemnity agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The Company also maintains a general liability insurance policy, which covers certain liabilities of its directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company or any of its subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•
any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;

•
a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;

•
any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Shareholder”); or

•
any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Shareholder of the Company.

An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.
The Company has implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review.
To identify Related Person Transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•
the related person’s interest in the transaction;

•
the approximate dollar value of the amount involved in the transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of business of the Company;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third-party;

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the purpose of, and the potential benefits to the Company of, the transaction; and

•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.

PROPOSAL NOS. 1 AND 2
ELECTION OF DIRECTORS
(Notice Items 1 and 2)
Number of Directors (Proposal No. 1)
Our Articles provide that our shareholders fix the number of directors to be elected to our board of directors by ordinary resolution. Our board of directors currently consists of eight members. The shareholders may increase or decrease the number of directors constituting the full board of directors, provided that such number may not be less than three. We are proposing that shareholders fix the number of directors to be elected at the Annual Meeting at eight.
The affirmative vote of a majority of the shares cast for this proposal is required to set the number of directors at eight. Abstentions, if any, will have no effect on the results of this vote. Broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE NUMBER OF DIRECTORS BE SET AT EIGHT, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Election of Directors (Proposal No. 2)
On March 22, 2023, our board of directors nominated Gerard Barron, Andrew Hall, Andrew Greig, Andrei Karkar, Sheila Khama, Christian Madsbjerg, Kathleen McAllister and Amelia Siamomua for election at the Annual Meeting. If they are elected, they will serve on our board of directors until the 2024 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Gerard Barron, Andrew Hall, Andrew Greig, Andrei Karkar, Sheila Khama, Christian Madsbjerg, Kathleen McAllister and Amelia Kinahoi Siamomua as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GERARD BARRON, ANDREW HALL, ANDREW GREIG, ANDREI KARKAR, SHEILA KHAMA, CHRISTIAN MADSBJERG, KATHLEEN MCALLISTER AND AMELIA KINAHOI SIAMOMUA AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 3)
The audit committee recommends appointment of Ernst & Young LLP (“EY”), as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. EY has served as our independent registered public accounting firm since 2012, including the period before the closing of the Business Combination in which EY was engaged by DeepGreen. Our board of directors proposes that the shareholders approve this appointment. EY audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint EY, the audit committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
The following table presents fees for professional audit services rendered by EY for the audit of the Company’s annual financial statements for the years ended December 31, 2022 and 2021 and fees billed for other services rendered by EY during those periods.
	2022	2021
Audit fees:(1)	$555,560	$705,795
Audit-related fees:	$17,576	—
Tax fees:	—	—
All other fees:	—	—

(1)
Consist of aggregate fees for professional services provided in connection with the annual audits of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and fees related to accounting matters that were addressed during the annual audit and quarterly reviews. This category also includes fees for services that were incurred in connection with regulatory filings or engagements.

1.
Audit fees include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-related fees are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax fees include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
All other fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Pre-Approval Policy and Procedures
The audit committee’s charter sets forth the audit committee’s obligations relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. The charter provides that we will not engage our independent registered public accounting firm to provide audit or non-audit services unless the service is pre-approved by the audit committee. In addition, we will not engage any other accounting firm to provide audit services unless such services are pre-approved by the audit committee.
In connection with the foregoing, the audit committee may approve specific services in advance. In addition, from time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm in the future. Any such pre-approval of types of services is detailed as to the particular service or type of service to be provided and is also generally subject to a maximum dollar amount.
The audit committee has also delegated to the chairperson of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the chairperson of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.
A plurality of the shares cast for this proposal is required to appoint the independent registered public accounting firm. In the event the shareholders do not appoint EY as our independent registered public accounting firm, the audit committee will reconsider its appointment.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPOINTMENT UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at www.metals.co under Investors — Governance — Governance Documents. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K.
We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendment or waiver is then permitted by Nasdaq rules.
DELINQUENT SECTION 16(a) REPORTS
Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, executive officers, directors, and holders of more than 10% of our common shares are required to file reports of their transactions our equity securities with the SEC. Based solely on a review of the copies of such reports received by us, or written representations from certain reporting persons, we believe that all filings required to be made by its reporting persons complied with all applicable Section 16 filing requirements during the year ended December 31, 2022, with the exception of (a) a Form 4 filed on behalf of each of our then serving executive officers on February 22, 2022 for transactions that occurred on February 9, 2022, (b) a Form 4 filed on behalf of each of our then serving non-employee directors on July 18, 2022 for transactions that occurred on June 1, 2022, which the Form 4 filed on behalf of Andrei Karkar and ERAS Capital LLC was later amended on August 16, 2022, (c) a Form 4 filed on behalf of non-employee director Andrew Greig on October 12, 2022 for a transaction that occurred on September 30, 2022 and (d) a Form 4 filed on behalf of executive officer Craig Shesky on December 8, 2022 for a transaction that occurred on November 30, 2022.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the management information circular (or proxy statement) for the annual general meeting of shareholders to be held during 2024 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, we must receive shareholder proposals (other than for director nominations) no later than December 22, 2023. In addition, pursuant to Part 5, Division 7 of the Business Corporations Act (British Columbia), any notice of a shareholder proposal intended to be raised at the annual general meeting of our shareholders to be held during 2024, must be submitted to us at our registered office, on or before February 29, 2024 to be considered for inclusion in the proxy statement (or management information circular) for such meeting. Under our Articles, director nominations for presentation at the annual general meeting of our shareholders to be held during 2024, although not included in the management information circular (or proxy statement), must meet all of the requirements set out in the Articles, including being received not less than 30 days prior to the date of the annual general meeting of our shareholders to be held during 2024; provided, that if the first public announcement of the date of the annual general meeting of our shareholders to be held during 2024 (the “Notice Date”) is less than 50 days before the date of such meeting, not later than the close of business on the 10th day following the Notice Date. In addition to satisfying the foregoing advance notice requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the annual general meeting of our shareholders to be held during 2024 must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act, including the requirement that any notice under Rule 14a-19 must be postmarked or transmitted electronically to the Company at the Company’s principal executive office no later than April 1, 2024. Proposals that are not received in a timely manner will not be voted on at the annual general meeting of our shareholders to be held during 2024. If a proposal is received on time, the proxies that management solicits for the annual general meeting of our shareholders to be held during 2024 may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Corporate Secretary at our registered office located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5.
TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia, V6C 2T5
April 20, 2023

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASYTMC THE METALS COOMPANY INC.Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 29, 2023.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy.Have your proxy card available when you access the above website. Follow the prompts to vote your shares.VOTE AT THE MEETING –If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:https://www.cstproxy.com/metals/2023MOBILE VOTING –On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your control number from the proxy card and vote your shares.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL –Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. Set the number of directors at 8.2. Election of directors: (1) Gerard Barron (2) Andrew Hall (3) Andrew Greig (4) Andrei Karkar (5) Sheila Khama (6) Christian Madsbjerg (7) Kathleen McAllister (8) Amelia Kinahoi Siamomua 3. Appointment of Ernst & Young LLP asthe Company’s independent registeredpublic accounting firm for the 2023fiscal year. CONTROL NUMBER Signature___________________________________Signature, if held jointly_______________________________________Date_____________, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such and you may be required to provide documentation evidencing your power to sign this proxy.

Important Notice Regarding the Internet Availability of ProxyMaterials for the Annual Meeting of ShareholdersTo view the 2023 Proxy Statement and the 2022 Annual Reportand to Attend the Annual Meeting, please go to:https://www.cstproxy.com/metals/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFTMC THE METALS COMPANY INC. The undersigned appoints Gerard Barron, and failing him Craig Shesky, as proxies, each with the power to appoint his and/or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof (or if no directions have been given, as the proxy holder sees fit) and on all other matters that may properly come before the Annual Meeting, all of the common shares of TMC the metals company Inc. held of record by the undersigned at the close of business on April 3, 2023 at the Annual Meeting of Shareholders of TMC the metals company Inc. to be held on Tuesday, May 30, 2023 at 10:00 a.m. EDT, or at any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to the Annual Meeting.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, IF INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 1 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT OF AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed, on the other side)